W.P. Stewart & Co. Growth Fund, Inc.

Supplement dated September 4, 2009
to Prospectus dated April 30, 2009

On September 1, 2009, the Board of Directors (the “Board”) of W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) approved the proposed reorganization (the “Reorganization”) of the Fund into a newly created series of Investment Managers Series Trust, the W.P. Stewart & Co. Growth Fund (the “Acquiring Fund”).  The Acquiring Fund has investment objectives and strategies that are substantially similar to those of the Fund.

Upon the closing of the Reorganization, the assets of the Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all or substantially all of the liabilities of the Fund.  The shares of the Acquiring Fund received by the Fund in the Reorganization will then be distributed to the stockholders of the Fund in complete liquidation of the Fund and in cancellation of all of the shares of stock of the Fund.  Stockholders of the Fund will thus cease to be stockholders of the Fund and will thereafter be shareholders of the Acquiring Fund.  The shares of the Acquiring Fund received by stockholders of the Fund as part of the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of their shares of stock of the Fund as of the close of the Reorganization.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

It is anticipated that, after the Reorganization is complete, W.P. Stewart & Co., Inc. (the “Adviser”), the investment adviser to the Fund, will also serve as the investment adviser to the Acquiring Fund.

Completion of the Reorganization is subject to the finalization of a definitive agreement between the Fund and the Acquiring Fund.  The Reorganization will also be subject to a number of conditions, including approval of the stockholders of the Fund.  Proxy materials describing in greater detail the proposed Reorganization and seeking stockholder approval of the Reorganization at a special stockholder meeting will be sent to stockholders of the Fund at a later date.  Stockholders should read the proxy materials carefully before determining whether to vote to approve the Reorganization.  If approved by the stockholders, the Reorganization is expected to close before the end of 2009.

Investment Company Act File No. 811-08128